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                                                                   Exhibit 10.17


                            PATENT LICENSE AGREEMENT

         This Patent License Agreement (this "Agreement") is made as of August 4th, 1999, by and between Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet"), and Telxon Corporation, a Delaware corporation ("Telxon").

                                   BACKGROUND

         WHEREAS, Telxon is the majority stockholder of Aironet;

         WHEREAS, Aironet is the owner of patent application 08/810,328 (Cellular Communication System with Dedicated Repeater Channels) (together with all patents issued thereon, and all continuations, continuations in part, divisions, reissues, additions, or extensions thereof, the "Patent"), pursuant to a Assignment of Patent entered into between Telxon and Aironet as of an even date herewith and attached hereto as EXHIBIT A; and

         WHEREAS, Telxon desires to receive from Aironet a non-exclusive license to utilize the Patent.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1   LICENSE. Aironet hereby grants a perpetual, royalty free,
worldwide, non-exclusive license to Telxon to practice the methods of the claims made in the Patent and to make, support, service, maintain, repair, reconstruct, reconfigure and upgrade, integrate, install, use, have used, market, sell, offer for sale, lease and transfer any product which but for this license would infringe the Patent. Telxon may not license, sublicense or otherwise relicense any of these rights, provided that Telxon's immediate and subsequent transferees of products shall have an implied license to utilize such products in the form originally transferred by Telxon.

         2   CONTRACTORS. Telxon may exercise the rights granted to it in
Section 1 either through its employees or through its contractors.

         3   DISCLAIMER OF WARRANTY AND LIABILITY. AIRONET MAKES NO
REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE PATENT, WHETHER EXPRESS OR IMPLIED OR ARISING UNDER ANY STATUTE OR FROM ANY COURSE OF DEALING, USAGE OF TRADE OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. IN NO EVENT SHALL AIRONET BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, LOST DATA OR OTHERWISE, WHETHER OR NOT AIRONET IS MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

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         4   GOVERNING LAW; JURISDICTION. This Agreement shall be construed under and governed by the laws of the State of Ohio, without regard to conflict or choice of laws statutes, regulations, rules or principles. Any action relating to the execution or performance of this Agreement shall be brought in the courts, state or federal, sitting in Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.

         5   PRIOR AGREEMENTS SUPERSEDED. Except for the Assignment of Patent
Application attached hereto as EXHIBIT A, this Agreement supersedes all prior and contemporaneous understandings and agreements, written or oral, between the parties relating to the subject matter hereof.

         6   NUMBER AND GENDER. The use in this Agreement of singular, plural, masculine, feminine and neuter nouns and pronouns, shall include the others as the context may require.

         7   EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Agreement shall be binding on the parties and for evidentiary purposes, shall be deemed to be an original.

         8   AMENDMENTS; WAIVERS. Amendments to and waivers of any term of this
Agreement must be in writing and executed by both parties hereto.

         9   ASSIGNABILITY. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated by Telxon to a direct competitor of Aironet (a "Competitor"), and any such assignment or delegation shall be void and of no effect. The merger, consolidation, asset sale, change of control, or any other reorganization of Telxon with or into a Competitor, or of a Competitor with or into Telxon, shall be deemed an assignment under this Section 9. Subject to the foregoing, this Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to give any person not named herein the benefit of any legal or equitable right, remedy or claim under this Agreement, except as expressly provided herein.

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         IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first set forth at the beginning hereof.

                                     AIRONET WIRELESS COMMUNICATIONS, INC.


                                     By: /s/Roger J. Murphy
                                         ---------------------------------------
                                         Roger J. Murphy
                                         President and Chief Executive Officer


                                     TELXON CORPORATION

                                     By: /s/Glenn S. Hansen
                                         ---------------------------------------

                                     Its: Vice President, Legal Administration
                                         ---------------------------------------


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                                    EXHIBIT A
                            PATENT LICENSE AGREEMENT
            AIRONET WIRELESS COMMUNICATIONS, INC./TELXON CORPORATION

                                    Attached